UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 24, 2014

Citigroup Commercial Mortgage Trust 2014-GC25
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
Goldman Sachs Mortgage Company

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-06	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 24, 2014, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2014 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2014-GC25, Commercial Mortgage Pass-Through Certificates, Series 2014-GC25 (the “Certificates”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

 All of the Public Certificates, having an aggregate initial principal amount of $727,295,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Drexel Hamilton, LLC (“Drexel”) and RBS Securities Inc. (“RBS”, and together with Citigroup, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 10, 2014 (the “Underwriting Agreement”), between the Depositor and the Underwriters.  Citigroup and GS&Co. are acting as co-lead managers, and Drexel and RBS are acting as co-managers, in connection with the offering of the Public Certificates.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated October 3, 2014, as supplemented by the Prospectus Supplement, dated October 10, 2014 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $114,726,109, were sold to Citigroup, GS&Co., Drexel and RBS (collectively with Citigroup, GS&Co. and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of October 10, 2014, between the Depositor and the Initial Purchasers.  The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2014-GC25 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 62 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 99 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2014 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Starwood Mortgage Funding I LLC (“SMF I”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2014 (the “Starwood  Mortgage Loan Purchase Agreement”), (iii) MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2014 (the “MC-Five Mile Mortgage Loan Purchase Agreement”), between the Depositor and MC-Five Mile, and (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2014 (together with the CGMRC Mortgage Loan Purchase Agreement, the Starwood Mortgage Loan Purchase Agreement and the MC-Five Mile Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GSMC.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Bank of America Plaza (the “Bank of America Plaza Mortgage Loan”) is part of a loan combination (the “Bank of America Plaza Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and three pari passu companion loans that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Bank of America Plaza Loan Combination, (i) one of the related companion loans is part of a mortgage pool backing the WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22 (the “WFRBS 2014-C22 certificates”), (ii) the Bank of America Plaza Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014 (the “WFRBS 2014-C22 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “WFRBS 2014-C22 Master Servicer”),  NCB, FSB, as NCB master servicer, CWCapital Asset Management LLC, as general special servicer (the “WFRBS 2014-C22 Special Servicer”),  NCB, FSB, as NCB special servicer, Wilmington Trust, National Association, as trustee (the “WFRBS 2014-C22 Trustee”), Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as trust advisor.  The WFRBS 2014-C22 Master Servicer and the WFRBS 2014-C22 Special Servicer are responsible for servicing the Bank of America Plaza Mortgage Loan and administering the related mortgaged property, and the WFRBS 2014-C22 Trustee is the mortgagee of record with respect to the Bank of America Plaza Mortgage Loan.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus Supplement as Stamford Plaza Portfolio (the “Stamford Plaza Portfolio Mortgage Loan”) is part of a loan combination (the “Stamford Plaza Portfolio Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and three pari passu companion loans that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Stamford Plaza Portfolio Loan Combination, (i) two of the related companion loans are part of a mortgage pool backing the GS Mortgage Securities Trust 2014-GC24, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24 (the “GSMS 2014-GC24 certificates”), (ii) the Stamford Plaza Portfolio Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2014-GC24 certificates, dated as of September 1, 2014 (the “GSMS 2014-GC24 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “GSMS 2014-GC24 Master Servicer”), LNR Partners, LLC, as special servicer (the “GSMS 2014-GC24 Special Servicer”), Wells Fargo Bank, National Association, as trustee (the “GSMS 2014-GC24 Trustee”) and certificate administrator, and Situs Holdings, LLC, as operating advisor.  The GSMS 2014-GC24 Master Servicer and the GSMS 2014-GC24 Special Servicer are responsible for servicing the Stamford Plaza Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the GSMS 2014-GC24 Trustee is the mortgagee of record with respect to the Stamford Plaza Portfolio Mortgage Loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, SMF I, MC-Five Mile and GSMC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $874,611,495, were approximately $869,371,218.  Of the expenses paid by the Depositor, approximately $37,253 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,103,025 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated October 10, 2014 to the Prospectus, dated October 3, 2014.  The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the WFRBS 2014-C22 PSA, GSMS 2014-GC24 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of October 10, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of October 1, 2014, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association and NCB, FSB, as master servicers, CWCapital Asset Management LLC and NCB, FSB, as special servicers, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC24 certificates, dated as of September 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator and trustee.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 24, 2014.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 24, 2014 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between Starwood Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 24, 2014 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2014	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

CGCMT 2014-GC25 Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of October 10, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

(E)
4.1
Pooling and Servicing Agreement, dated as of October 1, 2014, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

(E)
4.2
Pooling and Servicing Agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association and NCB, FSB, as master servicers, CWCapital Asset Management LLC and NCB, FSB, as special servicers, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

(E)
4.3
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC24 certificates, dated as of September 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator and trustee.

(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 24, 2014.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 24, 2014 (included as part of Exhibit 5).	(E)
10.1
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between Starwood Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

(E)
10.3
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

(E)
10.4
Mortgage Loan Purchase Agreement, dated as of October 1, 2014, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 24, 2014 (included as part of Exhibit 5).	(E)